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                                                                    EXHIBIT 99.2

                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER

     I, Neil M. Ebner, Vice President, Finance and Chief Financial Officer of UBICS, Inc.:

     (1) do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the information contained in the Quarterly Report on Form 10-Q of UBICS, Inc. for the quarterly period ended
         September 30, 2002 (the "Periodic Report") which this statement accompanies fairly represents, in all material respects, the financial condition and results of operations of UBICS, Inc.;

         and

     (2) am unable to certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, because the interim financial statements contained in the Periodic Report have not been reviewed by an independent accountant for the reasons more fully described in Part I, Item 1 of the Periodic Report and in the Form 8-K to be filed concurrently herewith.

Dated: November 14, 2002

                                               By: /s/ Neil M. Ebner
                                               ---------------------------------
                                               Neil M. Ebner
                                               Vice President, Finance and Chief
                                               Financial Officer